UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report February 12, 2007
(Date of earliest event reported February 6, 2007)

NEW ORIENTAL ENERGY & CHEMICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-125131	20-1917956
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code (86) 27 853 75701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 6, 2007, the Audit Committee of New Oriental Energy & Chemical Corp. (formerly known as Sports Source, Inc.) (the "Company") dismissed Webb & Company, P.A. (“Webb & Company”) as the independent auditors of the Company and appointed Weinberg & Company, P.A. (“Weinberg & Company”), an Independent Registered Public Accounting Firm, to serve as the Company’s independent auditors.

On October 11, 2006, the Company entered into a Share Exchange Agreement (the “Share Exchange”) with Kinfair Holdings Limited, a Hong Kong company (“Kinfair”) and Auto Chance International Limited, a British Virgin Islands company (the “Stockholder”), whereby the Company acquired all of the issued and outstanding capital stock of Kinfair from the Stockholder, in exchange for 7,500,000 newly-issued shares of the Company’s common stock. As a result of the Share Exchange, Kinfair became a wholly-owned subsidiary of the Company.

Webb & Company had been the independent accountants of the Company since January 12, 2005. Their report dated February 13, 2006 on the Company's audited financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles, except for a “going concern” uncertainty. During the period from the inception of the engagement through the February 6, 2007 termination of the engagement, the Company had no disagreements with Webb & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Webb & Company’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. During our two most recent fiscal years, and the subsequent interim period through the date Webb & Company was dismissed, Webb & Company did not advise the Company as to any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

Weinberg & Company has been the independent accountants for Kinfair since June 8, 2006 to present. The Board of Directors determined that because the financial statements of the Company are tantamount to the financial statements of its new wholly-owned subsidiary Kinfair, for reasons of continuity, Weinberg & Company should become the independent accountants of the Company. During the period that Webb & Company had acted as the Company's independent accountants, the Company did not consult with Weinberg & Company on either application of accounting principles or type of audit opinion or any of the other matters specified in Item 304(a)(2) of Regulation S-B. In addition, prior to the Share Exchange, Kinfair did not consult with Webb & Company as to any accounting or auditing matter.

The Company has requested and received from Webb & Company, a letter, dated February 12, 2007, addressed to the Securities and Exchange Commission stating that Webb & Company agrees with the above statements. A copy of the Webb & Company letter is attached as an exhibit to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

16	Letter dated February 12, 2007, from Webb & Company, P.A. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2007

NEW ORIENTAL ENERGY & CHEMICAL CORP.

	By:	/s/ Wang Gui Quan
Name: Wang Gui Quan
Title: President

EXHIBIT INDEX

Exhibit Number	Description

16	Letter dated February 12, 2007, from Webb & Company, P.A. to the Securities and Exchange Commission.